COMMITMENTS AND CONTINGENT LIABILITIES	12 Months Ended
Dec. 31, 2022
Commitments and Contingencies Disclosure [Abstract]
COMMITMENTS AND CONTINGENT LIABILITIES
NOTE 8  -  COMMITMENTS AND CONTINGENT LIABILITIES

A.	Royalties provision

1.	Royalties to an ASIC designer

The Company has a liability to pay royalties for the development of an ASIC component which is used as an amplifier for the capture of signals at low frequencies from X-ray detectors contained in the capsule. The institution that developed the ASIC is entitled to receive royalties from the Company in the amount of 50 € cents (53.3 U.S. cents) for every ASIC component that the Company will sell, capped at €200 (approximately $213). This royalty is considered as a liability.

The royalty liability is calculated based on estimated future sales generated by products which include the ASIC component. As of December 31, 2022, the Company believes that it will be required to pay the above mentioned royalties, and accordingly, recorded, as of December 31, 2022, a provision in a total amount of $94.

2.	Reimbursement liability to Predecessor Entity's unit holders

On May 31, 2009, the Company entered into an asset transfer agreement with Check Cap LLC (the "Predecessor Entity"), a company with the same shareholders as the Company at the time of transfer. According to the agreement, the Predecessor Entity transferred all of its business operations and substantially all of its assets to the Company, including development and consulting agreements, cash, property and equipment and intangible ownership rights, free of any debt.

As a part of the reorganization, the Company committed to reimburse the unit holders of the Predecessor Entity for any tax burdens that may be imposed on them due to the reorganization. The reimbursement liability is calculated assuming deemed royalties are paid to the U.S. unit holders of Check-Cap LLC under Section 367(d) of the Code, and is based in part on the Company’s forecasted sales with a cap calculated as the fair value of the share as determined at the date of the financial statements. The reimbursement liability is calculated by multiplying the estimated tax rate by the lowest of: (1) expected cash outflows for a period of 15 years ending December 31, 2023, discounted using a discount factor commensurate with the risk of the Company, and (2) value of the shares held by U.S. unit holders of the Predecessor Entity as of December 31, 2022 multiplied by $2.2, the last reported price per share of the Company’s ordinary shares on the Nasdaq Capital Market on December 31, 2022. Any updates in the contingent liability will be charged to earnings. Since the Company does not expect to be profitable in year 2023, the liability based on the discounted outflows is $0. As a result, as of December 31, 2022 and 2021, the balance of the reimbursement liability totaled $0.

	December 31,
	2 0 2 2	2 0 2 1

Royalties to an ASIC designer	94	132
	94	132

B.	Commitments

(1)	Royalties

The Company's research and development efforts are financed, in part, through funding from the IIA and the BIRD Foundation. Since the Company's inception through December 31, 2022, the Company received funding from the IIA and the BIRD Foundation in the total amount of approximately $5,600 and $114, respectively. In year 2021, the Company received grant approval from the IIA to support the funding of the Company’s transition from research and development to manufacturing. The final grant amounted to $620, of which approximately $349 was received in year 2021, $82 was received in January 2022 and $222 was received in February 2023. The grants received under this plan are not subject to future royalties.

According to the terms of applicable law as currently in effect regarding the grants received before year 2021, the IIA is entitled to royalties equal to 3-4% (or at an increased rate under certain circumstances) of the revenues from sales of products and services based on technology developed using IIA grants, up to the full principal amount (which may be increased under certain circumstances) of the U.S. Dollar-linked value of the grants, plus interest at the rate of 12-month LIBOR. The obligation to pay these royalties is contingent on actual sales of the applicable products and services and in the absence of such sales, no payment is required. As of December 31, 2022, the Company had not paid any royalties to the IIA and had a contingent liability to the IIA in the amount of approximately $6,199.

On July 13, 2014, the Company entered into a Cooperation and Project Funding Agreement with the BIRD Foundation and Synergy and during 2014-2017, the Company, together with Synergy, had received funding from the BIRD Foundation in the aggregate amount of approximately $127. Based on the aggregate expenses that the Company incurred for such project, it refunded to the BIRD Foundation an amount of approximately $13. The Company will not be receiving additional funding from the BIRD Foundation for the project, which is no longer active. As of December 31, 2022, the Company had not paid any royalties to the BIRD Foundation and had a contingent obligation to the BIRD foundation in the amount of approximately $209.

(2)	Rental agreements

1.
On January 26, 2021, the Company entered into the Amended Lease Agreement according to which, effective as of April 1, 2021, it leases approximately 1,550 square meters at the facility located in Isfiya, Israel. The Amended Lease Agreement expires on December 31, 2023, and the Company has an option to extend the lease period for an additional three years. The Company has the right to terminate the agreement at any time, upon at least 60 days prior written notice.

Monthly rental expenses under the Amended Lease Agreement are $14.2. See also Note 5.

2.
On December 30, 2021, the Company entered into a Sub-lease Agreement (the “Sub-lease Agreement”), with a Company supplier (the “Lessor”) according to which, the Company leases approximately 70 square meters laboratory space for the production of certain components in Petach Tikva, Israel. The Sub-lease Agreement entered into effect on September 21, 2022, after receipt of certain permits including a business license from Petach Tikva municipality. The Sub-lease Agreement expires on January 31, 2025, and the Company has an option to extend the lease period for an additional two years. The Company has the right to terminate the agreement at any time, upon at least 90 days prior written notice. The Lessor has the right to terminate the Sub-lease Agreement, upon at least 12 months prior written notice. The Sub Lease Agreement is part of an amended agreement with the supplier for certain additional services. Total monthly rental expenses under the Sub-lease Agreement and the payment for other services is $26.9.

3.
On March 1, 2022, the Company entered into a lease agreement of certain offices in Petach Tikva Israel, according to which, the Company leases approximately 140 square meters offices, The lease agreement expires on February 28, 2024, and the Company has an option to extend the lease period for two additional periods of one year each. Total monthly rental expense under the lease agreement is approximately $1.7. .

4.	Vehicle lease and maintenance agreements

The Company entered into several 36 months lease and maintenance agreements for vehicles, which are regularly amended as new vehicles are leased. The current monthly lease fees are approximately $13.7. See also Note 5.

(4)	The Company issued purchase orders to certain suppliers in order to secure strategic inventory of key components that as of December 31, 2022 have not yet been supplied.

C.	Legal

As of the date of the financial statements, the Company is not a party to any pending litigation.